                                                                    EXHIBIT 10.5

                   Amendment and Consent Agreement No. 9 for
                              Lease Agreement and
                      Certain Other Operative Agreements

     THIS AMENDMENT AND CONSENT AGREEMENT NO. 9 (this "Amendment Agreement") is made and entered into as of the 21/st/ day of May, 2001, by and among AVIATION SALES COMPANY, a Delaware corporation ("Aviation Sales"), as Construction Agent (the "Construction Agent"); AVIATION SALES COMPANY, as Lessee (the "Lessee"); WELLS FARGO BANK NORTHWEST, NATIONAL ASSOCIATION, a national banking association, f/k/a First Security Bank, National Association, not individually, except as expressly stated in the Operative Agreements, but solely as Owner Trustee under the Aviation Sales Trust 1998-1 (the "Owner Trustee"); BANK OF AMERICA, N.A., successor to NationsBank, National Association ("Bank of America"), as a Holder and as a Lender; BANK OF AMERICA, N.A., successor to NationsBank, National Association, as Administrative Agent (the "Agent"); each of the holders party to the Trust Agreement (defined below) (the "Holders"); each of the Lenders party to the Credit Agreement (defined below)(the "Lenders"); and each of the Guarantors party to the Guaranty Agreement (defined below).

                             W I T N E S S E T H:
                             -------------------

     WHEREAS, the Construction Agent, the Lessee, the Owner Trustee, the Agent, the Lenders and the Holders have entered into the Participation Agreement dated as of December 17, 1998 (as amended, the "Participation Agreement"); and

     WHEREAS, the Owner Trustee, the Lenders and the Agent have entered into the Credit Agreement dated as of December 17, 1998 (as amended, the "Credit Agreement"); and

     WHEREAS, the Holders and the Owner Trustee have entered into the Amended and Restated Trust Agreement dated as of December 17, 1998 (as amended, the "Trust Agreement"); and

     WHEREAS, the Owner Trustee and the Lessee have entered into the Lease Agreement dated as of December 17, 1998 (as amended, the "Lease" or "Lease Agreement"); and

     WHEREAS, Aviation Sales, Subsidiaries of Aviation Sales, and the Agent have entered into the respective Guaranty Agreements (Series A Obligations) dated as of December 17, 1998, February 18, 2000, March 31, 2000 or May 31, 2000, as the case may be, (collectively, the "Series A Guaranty Agreement"); and the Subsidiaries of Aviation Sales and the Owner Trustee have entered into the respective Guaranty Agreements (Lessee Obligations) dated as of December 17, 1998, February 18, 2000, March 31, 2000 or May 31, 2000, as the case may be, (collectively, the "Lessee Guaranty Agreement", and collectively with the Series A Guaranty Agreement and any other Guaranty Agreement (as defined in the Participation Agreement), the "Guaranty Agreement" or "Guaranty"); and

     WHEREAS, THE Lessee desires its Subsidiary, Caribe Aviation, Inc. ("Caribe"), to sell certain assets (the "Caribe Assets") to Hamilton Sundstrand Corporation (as described in Section 2(b) below); and

     WHEREAS, in connection with such sale, the Lessee desires to cause the Lessor to transfer the Caribe Parcel (defined below) to Hamilton Sundstrand Corporation; and

     WHEREAS, the parties hereto desire to amend the Lease Agreement and certain other Operative Agreements in the manner herein set forth;

     NOW, THEREFORE, the Construction Agent, the Lessee, the Owner Trustee, the Holders, the Agent and the Lenders do hereby agree as follows:

     1.   Definitions.  The terms "Participation Agreement", "Lease" and "Lease
          -----------
Agreement" as used herein and in the Operative Agreements (as defined in the Participation Agreement) shall mean such agreements as hereby amended and modified, and as further amended, modified, supplemented or restated from time to time in accordance with the terms thereof. Unless the context otherwise requires, all terms used herein without definition shall have the definition provided therefor in the Participation Agreement.

     2.   Amendments to the Participation Agreement and the Lease Agreement.
          -----------------------------------------------------------------
The Participation Agreement and the Lease Agreement are hereby amended as follows:

          (a) Appendix A to the Participation Agreement is amended by adding each of the following definitions, in the appropriate alphabetical order.

                "'Amendment No. 9' shall mean Amendment and Consent Agreement
                   ---------------
          No. 9 for Lease Agreement and certain other Operative Agreements dated as of May 21, 2001, among the Construction Agent, the Lessee, the Owner Trustee, the Agent, the Holders and Lenders party thereto and the Guarantors party thereto."

               " 'Caribe Parcel' means the Land described on Exhibit C attached
                  -------------                              ---------
          to Amendment No. 9, the Improvements located on such Land and any Equipment affixed to such Improvements."

          (b) As a result of an inadvertent scrivener's error in Amendment No. 5, the four subsections added to Section 17.1 of the Lease were
                                      -----------
     inadvertently labeled (q)-(t), although there was already a subsection (q), which was not, and was not intended to be, deleted. In order to clarify the lettering of those subsections, the following subjection is moved to be added as a subsection (u), and will read as follows:

               "(u)  A Change of Control shall occur, or"

          Section 17.1 of the Lease is further amended by deleting the word "or"
                 -----
     at the end of subsection (s), and adding the following provision as clause
     (v):

          "(v) As of the day immediately preceding the day on which any payment of the obligations of Aviation Sales under the Senior Subordinated Notes is to be made (whether then due or not due), after giving effect to the Obligations (as defined in the Citicorp Loan Documents) outstanding as of the close of business of the Agent on such preceding day, (A) the Revolving Credit Availability (as defined in the Citicorp Loan Documents) is not greater than $10,000,000 and (B) the accounts payable of the Citicorp Borrowers (exclusive of (1) accounts payable for the businesses sold to KAV Inventory, LLC and Kellstrom Industries, Inc. carried on the books of Distribution (as defined in the Citicorp Loan Documents) as of the date of consummation of such sales and (2) accounts payable by the Citicorp Borrowers for professional services) is not less than $17,000,000 in the aggregate."

          (c)  Section 20.1 of the Lease Agreement is amended to add the
               ------------
     following provision as clause (c) at the end of such Section:
                            ----------

          "(c) Purchase of Caribe Parcel.  Subject to the conditions set forth
               -------------------------
     below in this Section 20.1(c), on the Caribe Amendment Effective Date, Lessee shall purchase the Caribe Parcel (and cause Lessor to transfer the Caribe Parcel to the Caribe Transferee (defined below)), at a price equal to Eight Million Five Hundred Thousand Dollars ($8,500,000) plus all Rent then due and owing and all other amounts then due and owing (by the Lessee or the Construction Agent) under this Lease or any other Operative Agreement plus all costs and expenses incurred by Lessor in connection with such sale (which the parties do not intend to be a "bargain" purchase price); and, upon receipt of such amount Lessor shall transfer to Hamilton Sundstrand Corporation (the "Caribe Transferee") all of Lessor's right title and interest in and to the Caribe Parcel in accordance with Section
     19.1 (as if the Caribe Parcel were a complete Property). Lessor's obligation to transfer, and the Lessee's obligation to consummate the purchase of the Caribe Parcel are contingent upon Agent's written acknowledgment (which may be delivered via telefacsimile) that Agent has received such $8,500,000. From and after the transfer of the Caribe Parcel in accordance with this paragraph, title to those portions of the Miramar Property (the "Remaining Parcel") other than the Caribe Parcel shall be retained by the Lessor, and the Remaining Parcel shall be deemed to be a Property for all purposes of the Operative Agreements." Lessor shall use such $8,500,000 portion of the purchase price to repay part of the outstanding principal amounts of Loans and Holder Fundings under the Credit Agreement, Trust Agreement and Participation Agreement.

          (d)  Section 28.4.1 of the Lease is hereby amended to read in its
               --------------
     entirety as follows:

          "28.4.1 Minimum Consolidated EBITDA.  Aviation Sales shall maintain
                  ---------------------------
     a positive Consolidated EBITDA , determined as of the last day of each Fiscal Quarter for the Fiscal Quarter then ending."

          3.   Consents and waivers.
               --------------------

          (a) The Agent, the Owner Trustee, the Lenders and the Holders hereby consent to the incurrence by Aviation Sales of the Accommodation Obligation in favor of the Caribe Transferee under Section 15.14 of the Asset Purchase Agreement (defined below).

          (b) The Agent, the Owner Trustee, the Lenders and the Holders hereby consent to the sale by Caribe of the Caribe Assets, and the transfer by the Owner Trustee of the Caribe Parcel to the Caribe Transferee pursuant to, and as more particularly described in, the terms of that certain Asset Purchase Agreement dated as of the Caribe Amendment Effective Date (defined below), by and among Caribe, the Lessee and the Caribe Transferee (the "Asset Purchase Agreement"), a copy of which Asset Purchase Agreement has been delivered to the Agent (the "Caribe Sale"); provided that the cash
                                                      -------- ----
     proceeds thereof received upon the consummation of the Caribe Sale are used for the purposes set forth herein and on Exhibit A to Citicorp Amendment No. 6.

          (c)  Subject to the Agent's receipt of the amendment referenced in
     Section 5(a)(ii) below, the Agent, the Owner Trustee, the Lenders and the
     ----------------
     Holders hereby consent to the amendment of the Existing Aviation Sales Credit Agreement on the terms and conditions referenced on or attached hereto as Exhibit A and made a part hereof (the "Citicorp Amendment No.
               ---------
     6").

          (d) The Agent, the Owner Trustee, the Lenders and the Holders hereby consent to the change of the name of Caribe to AVS/CAI, Inc. substantially concurrently with the closing of the Caribe Sale.

          (e) The Agent, the Owner Trustee, the Lenders and the Holders consent to the elimination by Citicorp of the $13,000,000 reserve established in that certain Consent and Waiver of the Existing Aviation Sales Credit Agreement, dated December 20, 2000, such reserve having been applied against the outstanding commitments in the Existing Aviation Sales Credit Agreement.

     The consents and waivers contained in this Section 3 are granted only for
                                                ---------
the specific instances described herein and are not intended to create a course of dealing or otherwise impair the future ability of the Lessor, the Agent, any Lender or any Holder to declare a Lease Event of Default or any other Event of Default or otherwise enforce the terms of any Operative Agreement. Neither any such consent nor any such waiver is intended to be nor shall it be construed to be a general waiver or alteration of any of the terms or conditions of any Operative Agreement.

     4.   Representations, Warranties and Covenants.  The Lessee and the
          -----------------------------------------
     Construction Agent hereby represent, warrant and covenant that:

          (a) The representations and warranties made by the Lessee and the Construction Agent in Section 7 (other than in Section 7.3(f)(i)) of the Participation Agreement are true on and as of the date hereof and will be true on and as of the date that all of the conditions set forth in Section
                                                                        -------
     5(b) are satisfied (the "Caribe Amendment Effective Date"); and the
     ----
     representations in warranties set forth in Section 7.3(f)(i) of the Participation Agreement are true on and as of the date set forth in such Section;

          (b) The audited consolidated financial statements of each of the Construction Agent and the Lessee as of December 31, 2000, copies of which have been furnished to the Agent and the Owner Trustee, were prepared in accordance with GAAP and fairly present the financial condition of each of the Construction Agent and the Lessee and their Subsidiaries on a consolidated basis as of such date and their consolidated results of operations for the fiscal year then ended. Neither Aviation Sales nor any Guarantor or any Subsidiary of Aviation Sales has as of the date hereof (or will have on the Caribe Amendment Effective Date) any Accommodation Obligation, contingent liability or liability for any taxes, long-term leases or commitments, not disclosed in writing to the Agent, the Lenders and the Holders prior to the date hereof.

          (c) The business and properties of the Lessee and the Construction Agent and the Guarantors and the Subsidiaries of Aviation Sales are not, and since the Initial Closing Date have not been, adversely affected in any substantial way as the result of any fire, explosion, earthquake, accident, strike, lockout, combination of workmen, flood, embargo, riot, activities of armed forces, war or acts of God or the public enemy, or cancellation or loss of any major contracts;

          (d) No event has occurred and no condition exists on the date hereof (or will exist on the Caribe Amendment Effective Date) which, after giving effect to this Amendment Agreement, constitutes or will constitute a Default or an Event of Default on the part of the Lessee or the Construction Agent or any Guarantor or any Subsidiary of Aviation Sales under the Participation Agreement or any other Operative Agreement, either immediately or with the lapse of time or the giving of notice, or both. Since December 31, 2000, no event has occurred (or will occur on or before the Caribe Amendment Effective Date) with respect to the Lessee, the Construction Agent or any Guarantor or any Subsidiary of Aviation Sales which has resulted, or is reasonably likely to result, in a Material Adverse Effect.

          (e) There is as of the date hereof (and there will be on the Caribe Amendment Effective Date) no action, suit, proceeding, claim, investigation or arbitration before or by any Governmental Authority or private arbitrator pending or, to the knowledge of Aviation Sales, threatened against Aviation Sales, any Guarantor or any Subsidiary of Aviation Sales or any of their respective Assets (i) challenging the validity or the enforceability of any of the Operative Agreements, (ii) which will, or is reasonably likely to, result in any Material Adverse Effect, or (iii) under the Racketeering Influenced and Corrupt Organizations Act or any similar federal or state statute or law under any jurisdiction outside of the United States where such Person is a defendant in a criminal indictment that provides for the forfeiture of assets to any Governmental Authority as a criminal penalty. There is as of the date hereof (and there will be on the Caribe Amendment Effective Date) no material loss contingency within the meaning of GAAP which has not been reflected in the Financial Statements of Aviation Sales and its Subsidiaries. Neither Aviation Sales nor any Guarantor or any Subsidiary of Aviation Sales is as of the date hereof (or will be on the Caribe Amendment Effective Date) subject to or in default with respect to any final judgment, writ, injunction, restraining order or order of any nature, decree, rule or regulation of any court or Governmental Authority which will, or is reasonably likely to, result in a Material Adverse Effect.

     This Amendment Agreement shall be deemed to be an Operating Agreement and any violation of a covenant contained herein shall be a violation of an Operative Agreement.

     5.  Conditions Precedent.  The effectiveness of this Amendment Agreement,
         --------------------
and any amendment, consent or waiver contained herein, shall be subject to fulfillment of the following conditions precedent:

          (a)  With respect to Section 3(c), the Agent shall have received on
                               ------------
     the date hereof (or, in the case of clause (iii) below, on May 22, 2001), in form and substance satisfactory to the Agent, the following:

               (i)   a fully-executed original of this Amendment Agreement;

               (ii) an executed amendment of the Existing Aviation Sales Credit Agreement, including the consent of Citicorp to this Amendment Agreement in the form of Exhibit A attached hereto;
                                   ---------

               (iii) evidence of the payment of all fees and amounts set forth in Exhibit B attached hereto;
             ---------


          (b)  With respect to any provision of Sections 1, 2 or 3 (other than
                                                -------------    -
     Section 3(c)) of this Amendment Agreement, the Agent shall have received on
     ------------
     or before May 23, 2201, in form and substance satisfactory to the Agent, the following:

               (i)   all of the items described in Section 5(a);
                                                   ------------

               (ii) an opinion of outside counsel to the Lessee and the Guarantors, addressed to the Agent, the Owner Trustee and the Lenders and Holders, including without limitation (A) an opinion of such counsel with respect to noncontravention of the Citicorp Loan Documents and agreements under which the Senior Subordinated Notes have been issued, by this Amendment Agreement, and the instruments and documents executed by the Lessee, Construction Agent and Guarantors in connection herewith, and (b) an opinion to the effect that the execution, delivery and performance of this Amendment Agreement will not affect the priority of any Lien in favor of the Owner Trustee or the Agent (on behalf of itself, any Lender or any Holder) that exists under the Operative Agreements (which opinion may be included in the opinion referred to in clause (ii) above);

               (iii) certified resolutions of the Board of Directors of Lessee or such Guarantor (as the case may be) duly authorizing the execution, delivery and performance by Lessee or such Guarantor (as the case may be) of this Amendment Agreement and each of the other Operative Agreements delivered in connection with this Amendment Agreement to which such Lessee or Guarantor is or will be a party;

               (iv) an amendment to the Memorandum of Lease in the form attached hereto at Exhibit D;
                             ---------

               (v) an amendment to the Lease Supplement in the form attached hereto as Exhibit E;
                    ---------

               (vi) an Access and Utilities Easement by and between the Caribe Transferee, the Lessee and the Owner Trustee in the form attached hereto as Exhibit F;
                    ---------

               (vii) a down-dating endorsement of the title policy issued to the Agent, with respect to the Remaining Parcel showing no additional exceptions to coverage, except as approved by the Agent (in its sole discretion) and confirming that conveyance of the Caribe Parcel does not affect the title and Lien of Lessor or the Lien of Agent on the Remaining Parcel;

               (viii) such fully-executed UCC-3 financing statements, naming the Lessee as debtor, the Owner Trustee as secured party, and the Agent as assignee, and indicating the release of Liens on the Caribe Parcel in the Collateral, as the Agent may deem necessary or appropriate;

               (ix) such fully executed UCC-3 financing statements, naming the Owner Trustee as debtor and the Agent as secured party, and indicating the release of Liens on the Caribe Parcel in the Collateral, as the Agent may deem necessary or appropriate;

               (x) a fully executed copy of the Asset Purchase Agreement, and all other documents relating to the Caribe Assets and the Caribe Parcel as Agent may deem reasonably necessary;

               (xi) a final survey of the Remaining Parcel and the Caribe Parcel, acceptable to the Agent in its sole discretion;

               (xii) an partial release of the Mortgage in the form attached hereto as Exhibit G;
                    ---------

               (xiii) a deed (the "Deed"), executed by the Owner Trustee in favor of Hamilton Sunstrand Corporation in the form attached hereto as Exhibit H;
          ---------

               (xiv) an amendment to the Assignment of Project Rights and Contract Documents in the form attached hereto as Exhibit I;
                                                            ---------

               (xv) an acknowledgment executed by Hamilton Sunstrand Corporation that the sale price for the Caribe Parcel is $8,500,000 (plus expenses and fees), and that, except for the limited warranties expressly set forth in the Deed, neither the Owner Trustee nor the Agent or any Lender or Holder is making any representations or warranties with respect to, and none of them incurs any obligations as a result of, the sale of the Caribe Parcel;

               (xvi) evidence of the payment of all taxes due and owing on the Caribe Parcel and the Remaining Parcel;

               (xvii) any additional agreements, instruments or documents which it may reasonably request in connection herewith;

          (c) The correctness in all material respects of the representations and warranties of the Owner Trustee, Construction Agent and the Lessee contained herein and in each of the Operative Agreements;

          (d)  After giving effect to the consents and waivers set forth in
     Section 3 of this Amendment Agreement, no Default or Event of Default shall
     ---------
     have occurred and be continuing;

          (e) No material adverse change shall have occurred in the business, assets, management, operations, financial condition or prospects of Aviation Sales or any Guarantor or any Subsidiary of Aviation Sales since December 31, 2000;

          (f) Since December 31, 2000, no permit, agreement, lease, or license which, in the judgment of the Agent, is material to the business, operations or employee relations of Aviation Sales or any Guarantor or any Subsidiary of Aviation Sales, including without limitation, any agreement relating to the Existing Aviation Sales Credit Agreement or the Senior Subordinated Notes (as defined in the Existing Aviation Sales Credit Agreement), shall have been terminated, modified, revoked, breached, or declared to be in default, or if breached or declared to be in default during such period, such breach or default shall have been cured or waived on terms satisfactory to the Agent and Lenders;

          (g) Lenders and Holders shall have reviewed all litigation pending or threatened against Aviation Sales or any Guarantor or any Subsidiary of Aviation Sales and determined to their satisfaction that no Material Adverse Effect will, or is reasonably likely to, result from the existence thereof; and

          (h) None of the members of Aviation Sales' Board of Directors as of December 31, 2000, shall have ceased acting as members of such Board of Directors.

     6.   Release.
          -------

          (a) Aviation Sales and its Subsidiaries acknowledge that they have no existing defense, counterclaim, offset, cross-complaint, claim or demand of any kind or nature whatsoever that can be asserted to reduce or eliminate all or any part of their or the Owner Trustee's respective liability to pay or perform any obligations pursuant to any of the Operative Agreements or any other documents which evidence or secure any obligations owed under any Operative Agreement. In consideration for the execution of this Amendment Agreement, each of Aviation Sales and each of its Subsidiaries hereby releases and forever discharges, Bank of America, the Agent, the Lenders, the Holders and the Owner Trustee and all of their respective officers, directors, employees, Affiliates and agents (collectively, the "Released Parties") from any and all actions, causes of action, debts, dues, claims, demands, liabilities and obligations of every kind and nature, both in law and in equity, known or unknown, whether heretofore or now existing, liquidated or unliquidated, matured or unmatured, fixed or contingent (collectively, the "Release Claims"), which might be asserted against any of the Released Parties. This Release applies to all matters arising out of or relating to the Operative Agreements, any Property, any obligations due under any of the Operative Agreements and this Amendment Agreement, commitment letters with respect to other loan facilities, and the lending and borrowing relationships, and (to the extent any Release Claims relating to such deposit relationships are now known to Aviation Sales or any of its Subsidiaries) the deposit relationships, between Aviation Sales or its Subsidiaries, and Bank of America, the Agent, the Lenders, the Holders and the Owner Trustee, including the administration, collateralization and funding thereof. Each of Aviation Sales and each of its Subsidiaries further agrees not to bring any action in any judicial, administrative or other proceeding against the Released Parties, or any of them, alleging any such Release Claim or otherwise arising in connection with any such Release Claim.

          (b) It is the intent of the parties that except as otherwise set forth herein, the foregoing release shall be effective as a full and final accord and satisfaction of all claims hereby released and each of Aviation Sales and each of its Subsidiaries hereby agrees, represents and warrants that the matters released herein are not limited to matters which are known or disclosed. In this connection, each of Aviation Sales and each of its Subsidiaries hereby agrees, represents and warrants that it realizes and acknowledges that factual matters now existing and unknown to it may have given or may hereafter give rise to Release Claims, which are presently unknown, unsuspected, unliquidated, unmatured and/or contingent, and it further agrees, represents and warrants that this release has been negotiated and agreed upon in view of that realization. Nevertheless, Aviation Sales and its Subsidiaries hereby intend to release, discharge and acquit the Released Parties of and from any such unknown, unsuspected, unliquidated, unmatured and/or contingent Release Claims, which are in any way set forth in or related to the matters identified above in this Section
                                                                         -------
     6.  Aviation Sales and its Subsidiaries hereby explicitly waive the
     -
     benefits of any common law or statutory rule with respect to the release of such Release Claims.

          (c) The acceptance and delivery of this Amendment Agreement by the Agent on behalf of the Released Parties shall not be deemed or construed as an admission of liability with respect to the Release Claims or otherwise by the Released Parties, or any of them, and the Released Parties hereby expressly deny liability of any nature whatsoever arising from or related to the subject of the release contained in this Section 6.
                                                     ---------

          (d) Each of Aviation Sales and each of its Subsidiaries hereby agrees, represents and warrants that: (i) such party has not voluntarily, by operation of law or otherwise, assigned, conveyed, transferred or encumbered, either directly or indirectly, in whole or in part, any right to or interest in any of the Release Claims purported to be released by this Section 6; (ii) such party has had advice of counsel of its own
          ---------
     choosing in negotiations for and the preparation of this Amendment Agreement; and (iii) such party is fully aware of the effect of releases such as that contained in this Section 6.
                                    ---------

     7.   Entire Agreement.  This Amendment Agreement sets forth the entire
          ----------------
understanding and agreement of the parties hereto in relation to the subject matter hereof and supersedes any prior negotiations and agreements among the parties relative to such subject matter. No promise, conditions, representation or warranty, express or implied, not herein set forth shall bind any party hereto, and no one of them has relied on any such promise, condition, representation or warranty. Each of the parties hereto acknowledges that, except as in this Amendment Agreement otherwise expressly stated, no representations, warranties or commitments, express or implied, have been made by any other party to the other. None of the terms or conditions of this Amendment Agreement may be changed, modified, waived or canceled orally or otherwise, except by writing, signed by all the parties hereto, specifying such change, modification, waiver or cancellation of such terms or conditions, or of any proceeding or succeeding breach thereof.

     8.   Full Force and Effect of Operative Agreements.  Except as hereby
          ---------------------------------------------
specifically amended, modified or supplemented, the Participation Agreement, the Lease and all of the other Operative Agreements are hereby confirmed and ratified in all respects and shall remain in full force and effect according to their respective terms.

     9.   Counterparts.  This Amendment Agreement may be executed in one or more
          ------------
counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

                 [Remainder of page intentionally left blank.]

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment Agreement to be duly executed by their duly authorized officers, all as of the day and year first above written.

                              AVIATION SALES COMPANY,
                              as Construction Agent

                              By: /s/ Michael C. Brant
                                 ----------------------------------------
                              Name: Michael C. Brant
                                   --------------------------------------
                              Title: Vice President
                                    -------------------------------------

                              AVIATION SALES COMPANY,
                              as Lessee

                              By: /s/ Michael C. Brant
                                 ----------------------------------------
                              Name: Michael C. Brant
                                   --------------------------------------
                              Title: Vice President
                                    -------------------------------------


                              WELLS FARGO BANK NORTHWEST, NATIONAL
                              ASSOCIATION
                              not individually, except as expressly stated under the Operative Agreements, but solely as Owner Trustee under the Aviation Sales Trust 1998-1

                              By: /s/ Val T. Orton
                                 ----------------------------------------
                              Name: Val T. Orton
                                   --------------------------------------
                              Title: Vice President
                                    -------------------------------------


                              BANK OF AMERICA, N.A., as a Holder and as a Lender

                              By: /s/ Kevin Mayer
                                 ----------------------------------------
                              Name: Kevin Mayer
                                    -------------------------------------
                              Title: Senior Vice President
                                    -------------------------------------


                              BANK OF AMERICA, N.A., as Administrative
                              Agent

                              By: /s/ Kevin Mayer
                                  ---------------------------------------
                              Name: Kevin Mayer
                                    -------------------------------------
                              Title: Senior Vice President
                                    -------------------------------------

                             SIGNATURE PAGE 1 OF 3

                             JOINDER BY GUARANTORS
                             ---------------------

The undersigned Guarantors hereby join in and consent to this Amendment
Agreement.

                              AVIATION SALES COMPANY
                              AVS/M-1, INC. (formerly AVIATION SALES
                               MANUFACTURING COMPANY)
                              AVIATION SALES PROPERTY
                               MANAGEMENT  CORP.
                              AVIATION SALES FINANCE COMPANY
                              TIMCO ENGINE CENTER, INC.
                              AVS/M-2, INC (formerly AVS/KRATZ-WILDE
                              MACHINE COMPANY
                              AVS/M-3, INC. (formerly APEX MANUFACTURING, INC.) AEROCELL STRUCTURES, INC.
                              AVIATION SALES DISTRIBUTION
                               SERVICES COMPANY
                              AVIATION SALES LEASING COMPANY
                              WHITEHALL CORPORATION
                              TRIAD INTERNATIONAL MAINTENANCE
                               CORPORATION (successor in interest to Aero
                               Corporation and Aero Corp Macon, Inc.)
                              AVIATION SALES MAINTENANCE, REPAIR &
                               OVERHAUL COMPANY
                              CARIBE AVIATION, INC.
                              AIRCRAFT INTERIOR DESIGN, INC.
                              AERO HUSHKIT CORPORATION
                              HYDROSCIENCE, INC.
                              TIMCO ENGINEERED SYSTEMS, INC.


                              By: /s/ Michael C. Brant
                                 ----------------------------------------------
                              Name: Michael C. Brant
                                   --------------------------------------------
                              Title: Vice President of each of the foregoing
                                    ---------------
                                    Guarantors

                              AVSRE, L.P.
                              By: Aviation Sales Property Management Corp., its general partner

                                    By: /s/ Michael C. Brant
                                       ----------------------------------------
                                    Name: Michael C. Brant
                                         --------------------------------------
                                    Title: Vice President
                                          -------------------------------------

                             SIGNATURE PAGE 2 OF 3

                         AVIATION SALES SPS I, INC.


                         By: /s/ Michael C. Brant
                            ------------------------------------------
                         Name: Michael C. Brant
                              ----------------------------------------
                         Title: Vice President
                               ---------------------------------------

                             SIGNATURE PAGE 3 OF 3